SECURITIES AND EXCHANGE COMMISSION

                    WASHINGTON, D.C.  20549

                           FORM 8-K

                        CURRENT REPORT



             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported):
                          May 16, 1996



                     HEALTH CARE REIT, INC.
     (Exact name of registrant as specified in its charter)



          Delaware                1-8923           34-1096634
(State or other jurisdiction    (Commission       (IRS Employer
      of incorporation)         File Number)    Identification No.)



One SeaGate, Suite 1500, P.O. Box 1475, Toledo, Ohio     43603-1475
(Address of principal executive offices)                 (Zip Code)



(Registrant's telephone number, including area code):  419-247-2800




                This Instrument contains 4 pages.

             The Exhibit Index is located on page 4.

ITEM 5.   OTHER EVENTS.


     In connection with the Company's prospectus supplement that was filed with the Securities and Exchange Commission on April 30, 1996, and the Company's Registration Statement on Form S-3 (File 33-64877) effective February 15, 1996, the Company intends to enter into an Underwriting Agreement with Alex. Brown & Sons, Incorporated, Smith Barney Inc. and EVEREN Securities, Inc. in the form attached hereto, for an offering of 2,000,000 Shares of Common Stock.




ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

          (a)  Financial Statements of Business Acquired.

                    None.

          (b)  Pro Forma Financial Information.

                    None.

          (c)  Exhibits.

               (1)  Proposed form of Underwriting Agreement.




                            SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   HEALTH CARE REIT, INC.



                              By: /S/  BRUCE G. THOMPSON
                                  -----------------------------
                                       Bruce G. Thompson

                              Its:  Chairman and Chief
                                    Executive Officer


Dated:    May 16, 1996




                          EXHIBIT INDEX


                 Designation
                Number Under
                 Item 601 of
Exhibit No.    Regulation S-K         Description          Page #
- ----------     --------------    ----------------------    ------

    1                1              Proposed form of
                                 Underwriting Agreement       5